Exhibit 10.16

SUPPLY AGREEMENT

THIS AGREEMENT is made as of the 24th day of February, 2009, by and between Sigma-Aldrich Inc., having an office at 3050 Spruce Street, St. Louis, MO 63103 (“SIGMA”), and Rain Dance Technologies, Inc., having an office at 44 Hartwell Avenue, Lexington, MA 02421 (“BUYER”).

WHEREAS, SIGMA has the experience and capability to supply primers and /or design service as further described in Exhibit A, and

WHEREAS, Buyer desires to have available on a coordinated continuing basis a supply of said product,

NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

For the purposes of this Agreement, the following words and phrases shall have the following meanings:

1.1	“Effective Date” shall mean 2-24-09.

1.2	“Government Approvals” shall mean any approvals, licenses, permits, registrations or authorizations, howsoever called, of any United States or foreign regulatory agency, department, bureau or other government entity necessary for SIGMA’s manufacture, use, storage, transport or sale of the Product.

1.3	“Product” shall mean Primers and/or their Design as described in Exhibit A attached hereto.

1.4	“Specifications” shall mean the specifications for the Product set out in Exhibit A attached hereto, as shall be amended from time to time by mutual written agreement of the parties.

1.5	“Term” shall mean from 2-24-09 to [****] unless extended as provided for herein.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ARTICLE II

SUPPLY

2.1	Requests for design will be placed as described in Exhibit B, and orders for Oligonucleotide synthesis will be placed by Buyer according to process described in Exhibit B. All terms and conditions of this Agreement shall supersede any terms or conditions of said Purchase Order, which modify or are otherwise inconsistent with the terms and conditions of this Agreement, unless other terms and conditions are signed by both Parties. All Products will be supplied by SIGMA in accordance with the Specifications in Exhibit A.

2.2	All Product supplied by SIGMA shall be supplied F.O.B. The Woodlands, Texas.

2.3	SIGMA shall ship Products in a commercially reasonable manner in accordance with Buyer’s reasonable instructions.

2.4	SIGMA shall accept and adhere to the requirements of the Vendor Quality Agreement set out in Exhibit D.

2.5	In the event that any portion of the shipment of Products received by Buyer fails to conform to the Specifications, Buyer may reject the non-conforming Products shipment by giving written notice to SIGMA within thirty (30) days of Buyer’s receipt of the Products, which notice shall specify the manner in which the Products fail to meet the Specifications. In the event a Product defect could not have been ascertained by Buyer upon reasonable inspection of the Product and analysis thereof, then the thirty (30) day time period referred to herein shall not apply provided that (i) Buyer notifies SIGMA promptly upon having reason to know of such Product defect (but in any event no later than three (3) months from date of delivery) and (ii) the limitation on remedy and liability set out in Section 2.7 shall apply with respect thereto.

2.6	In the event SIGMA does not agree that any such Product failed to meet the Specifications (per Section 2.1) and SIGMA and Buyer cannot reach agreement with respect to such Product, SIGMA will submit the question of whether the Product failed to meet the Specifications to an independent laboratory selected by SIGMA and approved by Buyer for determination. The findings of such laboratory shall be binding upon SIGMA and Buyer and the cost of such determination shall be paid by the party in error.

2.7	Subject to Sections 2.4 and 2.5, SIGMA shall replace any Product not conforming to the Specifications forthwith at its expense within 15 business days of receiving Buyer’s written notice of non-conformity. Buyer shall return, at SIGMA’s expense, the nonaccepted Products to SIGMA.

2.8	Except as provided for under Section 4.5 regarding SIGMA’s indemnification obligations for third party claims, the remedies described in Section 2.5 and 2.6 shall be Buyer’s sole remedy and SIGMA’s only liability to Buyer hereunder with respect thereto.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

2.9	SIGMA warrants that all federal environmental and safety requirements are being and will be followed at its facilities. Buyer shall have the right to inspect at reasonable times during normal business hours, and on reasonable prior notice, the operations and facilities of SIGMA wherein Products are manufactured to evaluate compliance with applicable environmental and occupational health and safety laws and regulations.

2.10	SIGMA shall notify Buyer of significant incidents relating to production of the Product, including but not limited to the following (i) fatalities and/or significant injuries or occupations illnesses; (ii) incidents resulting in property damage of [****] or more; (iii) environmental releases reportable to regulatory agencies; (iv) regulatory agency inspections alleging non-compliance; and (v) request for information, notices of violations or other communication from a governmental agency relating to environmental or occupational health and safety compliance.

2.11	At Buyer’s request, SIGMA shall provide copies of all relevant environmental licenses and permits pertaining to its operation and shall notify Buyer of any change in status.

2.12	At Buyer’s request, SIGMA will provide Buyer with copies of all applicable insurance certificates.

2.13	SIGMA agrees that it will conduct all necessary testing of Product as required by any and all applicable governmental regulations.

ARTICLE III

PRICING & FORECASTING

3.1	Subject to Section 3.2, the purchase price to be paid by Buyer for the Product during the Term of this Agreement shall be set forth in Exhibit C.

3.2	In preparation for Year 2 of this Agreement, the Buyer shall provide a purchase forecast for the next year to SIGMA at least 60 days prior to the end of the current year.

3.3	Following the first (1) year of this Agreement, the pricing in Exhibit C is subject to adjustment annually, based on the number of primers ordered per year. SIGMA shall provide a price quotation to BUYER at least 30 days prior to any annual adjustment.

3.4	The price can be [****] after [****] of the Effective Date if [****], or, [****]. SIGMA will provide documentation as to the [****] and [****].

3.5	Buyer shall [****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

3.6	Should Buyer elect to extend the Agreement an additional [****] as provided for in Section 7.1, the price shall be reviewed [****] for the additional [****].

3.7	Buyer shall make payments to SIGMA for the purchase price of Product within forty five (45) days after delivery thereof.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1	Each party represents and warrants to the other that the execution of this Agreement and the full performance and enjoyment of the rights of SIGMA and Buyer under this Agreement will not breach or in any way be inconsistent with the terms and conditions of any license, contract, understanding or agreement, whether express, implied, written or oral between the warranting party and any third party.

4.2	Buyer represents and warrants that, to the best of its knowledge as of the date of this Agreement, no patents, patent applications if issued, or any other proprietary rights of any third party would be infringed by the manufacture, use or sale of the Product.

4.3	SIGMA warrants that all Products supplied by SIGMA pursuant to Section 2.1 shall be free from defects in materials and workmanship, shall be of merchantable quality, shall conform to the requirement of applicable federal and state regulatory requirements, shall have all necessary Government Approvals and shall meet the Specifications. At BUYER’S request, SIGMA shall certify in writing that it is in substantial compliance with all applicable environmental and occupational health and safety laws and regulations.

4.4

SIGMA DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR AGAINST ANY INFRINGEMENT OF PRODUCTS OR OTHERWISE. SIGMA-ALDRICH SHALL NOT IN ANY EVENT BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY KIND RESULTING FROM ANY USE OR FAILURE OF THE PRODUCTS, EVEN IF SIGMA-ALDRICH HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE INCLUDING, WITHOUT LIMITATION, LIABILITY FOR LOSS OF USE, LOSS OF WORK IN PROGRESS, DOWN TIME, LOSS OF REVENUE OR PROFITS, FAILURE TO REALIZE SAVINGS, LOSS OF PRODUCTS OF COMPANY OR ITS CUSTOMER OR OTHER USE OR ANY LIABILITY OF COMPANY OR ITS CUSTOMER TO A THIRD PARTY ON ACCOUNT OF SUCH LOSS, OR FOR ANY LABOR OR ANY OTHER EXPENSE, DAMAGE OR LOSS OCCASIONED BY SUCH PRODUCT

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

INCLUDING PERSONAL INJURY OR PROPERTY DAMAGE UNLESS SUCH PERSONAL INJURY OR PROPERTY DAMAGE IS CAUSED BY SIGMA-ALDRICH’S GROSS NEGLIGENCE. All claims must be brought within [****], regardless of their nature.

4.5	Subject to Section 4.6, SIGMA shall indemnify, defend and hold harmless Buyer from all actions, losses, claims, demands, damages, costs and liabilities (including reasonable attorneys’ fees) to which BUYER is or may become subject insofar as they arise out of or are alleged or claimed to arise out of (i), any breach by SIGMA of any of its obligations under this Agreement or warranties of SIGMA, or (ii) any negligent or willful act or omission by SIGMA or its employee, agents or subcontractors or (iii) personal injury, death or property damage sustained by any person(s) resulting from any SIGMA service or the use or handling of any SIGMA product.

4.6	Subject to Section 4.5, BUYER shall indemnify, defend and hold harmless SIGMA from all actions, losses, claims, demands, costs and liabilities (including reasonable attorney’s fees) to which SIGMA is or may become subject insofar as they arise out of or are alleged or claimed to arise out of (i) any breach by BUYER of any of its obligations under this Agreement, (ii) any negligent or willful act or omission by BUYER or its employees, agents or subcontractors, (iii) personal injury, death or property damage sustained by any person(s) resulting from the use of Product manufactured by BUYER or by a third party at the direction of BUYER, or (iv) any labeling, advertising or promotional materials used by BUYER.

4.7	A party entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such party will claim indemnification pursuant to this Agreement and cooperate fully with the indemnifying party in conducting such defense. Unless, in the reasonable judgment of the indemnified party, a conflict of interest may exist between the indemnified party and the indemnifying party with respect to a claim, the indemnifying party may assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which shall not be unreasonably withheld.

4.8	The provisions and obligations of this Article IV shall survive any termination of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ARTICLE V

RECALLS AND RETURNS

5.1	In the event of a recall involving any BUYER finished product containing Product supplied hereunder is required by a governmental agency or authority of competent jurisdiction or if recall is deemed advisable by BUYER, such recall shall be promptly implemented and administered by BUYER in a manner which is appropriate and reasonable under the circumstances and conformity with accepted trade practices. Subject to Section 5.2, in the event that a recall is required as a result of BUYER’S breach of its obligations hereunder, all costs and expenses incurred in connection therewith will be borne by BUYER. Subject to Section 5.2, in the event that a recall is required as a result of SIGMA’s breach of its obligations hereunder, all costs and expenses incurred in connection therewith shall be borne by SIGMA.

5.2	Notwithstanding anything in this Agreement to the contrary, in the event of any recall, neither party shall be liable to the other party for special, incidental or consequential damages, loss of profit or loss of use, whether a claim arises in tort or contract. The limitation on liability provided for herein shall apply even in the event of the fault, negligence or strict liability of the party that may be responsible for the liability associated with such recall or the Products recalled.

5.3	The provisions and obligations of this Article V shall survive any termination of this Agreement.

ARTICLE VI

CONFIDENTIALITY

6.1	During the term of this Agreement each party may disclose information to the other party that is of a confidential or proprietary nature. Information which is designated in writing to be confidential or, if disclosed orally, reduced to writing and designated as confidential within thirty (30) days of such disclosure (Confidential Information) shall be maintained in confidence by the receiving party and not disclosed to third parties except upon the disclosing party’s prior written consent. It shall be understood, however, that Confidential Information shall not include, and the obligations of confidentiality and nondisclosure shall not apply to, disclosed information that:

a)	is or becomes publicly available through no fault of the receiving party;

b)	is disclosed without restriction to the receiving party by a third party entitled to disclose it;

c)	is already known to the receiving party at the time of disclosure by the disclosing party as shown by its prior written records;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

d)	is developed independently by an employee or consultant of the receiving party who had no knowledge of disclosures made under this Agreement; or

e)	is required to be disclosed in compliance with a governmental regulation or judicial or administrative process.

6.2	No right or license, either expressed or implied, under any patent or other intellectual property right is granted hereunder.

6.3	The obligations of confidentiality and non-disclosure shall remain in effect and survive for a period of five (5) years from the termination of this Agreement.

ARTICLE VII

TERM AND TERMINATION

7.1	The term of this Agreement shall be for [****] commencing on the Effective Date. Provided this Agreement has not been terminated by SIGMA pursuant to Section 7.2 or 7.3, and upon mutual agreement by the parties hereto, the Term of this Agreement may be extended for an additional [****] upon written notice to SIGMA at less three (3) months prior to the expiration of the initial term.

7.2	If either party defaults in the performance or observation of any of its material obligations under this Agreement, the non-defaulting party may terminate this Agreement if such default is not cured within sixty (60) days after written notice thereof, which notice shall contain a specific identification of the default. Failure to terminate this Agreement for any default or breach shall not constitute a waiver by the aggrieved party of its right to sue for damages or its right to terminate this Agreement for any other default or breach.

7.3	Either party may terminate this Agreement upon written notice in the event that the other party files for bankruptcy, liquidation, dissolution, or takes similar action seeking protection against creditors under insolvency laws, or has entered against it involuntarily a decree in bankruptcy or similar decree which remains in effect for sixty (60) days.

7.4	This Agreement may be terminated upon the mutual written agreement of the parties.

7.5	Upon termination of this Agreement, BUYER shall purchase Products from SIGMA for which SIGMA has outstanding purchase orders from BUYER (if so requested by SIGMA).

7.6	Upon termination of this Agreement, SIGMA shall deliver all Products to BUYER for which SIGMA has outstanding purchase orders from BUYER.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ARTICLE VIII

TRADEMARKS AND TRADE NAMES

8.1	BUYER and SIGMA hereby acknowledge that neither party now has and shall not hereafter acquire, any interest in any of the other party’s trademarks, trade names, service marks or logos appearing on the labels or packaging materials containing the Product. No party shall, without the prior written consent of the affected party, use in advertising, publicity or otherwise, the name, trademark, logo, symbol or other image of the other party.

Neither party will issue or disseminate any press release or statement, nor initiate any communication of information regarding the existence or the terms of this Agreement, written or oral, to the communications media or a third party without the prior written consent of the other party.

8.2	The obligations of this Article shall remain in effect and survive the termination of this Agreement.

ARTICLE IX

ASSIGNMENT AND AMENDMENT

9.1	This Agreement may not be assigned by either party without the prior written consent of the other, except that either party may assign this Agreement to any corporation with which it may merge or consolidate, or to which it may transfer all or substantially all of its assets to which this Agreement relates, without obtaining the consent of the other party, provided the assignee agrees to be bound, in written notice sent to the other party, by the terms and conditions of this Agreement. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

9.2	Except as otherwise provided herein, this Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by both parties.

ARTICLE X

NOTICES

10.1	Any notice provided for under this Agreement shall be in writing, shall be deemed to have been sufficiently provided and effectively made as of the delivery date if hand-delivered, or as of the date received if sent by courier service or mailed by registered or certified mail, postage prepaid, and addressed to the receiving party at its respective address as follows:

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

If to BUYER:

RainDance Technologies Inc.

44 Hartwell Avenue

Lexington, MA 02421

Attention: Jodi Tucker

To SIGMA-ALDRICH:

SIGMA-ALDRICH, Inc.

3050 Spruce Street St.

Louis, Missouri 63103

Fax. No:

Attn: Jesica Betts

And send a copy to:

SIGMA-ALDRICH,

Genopole Campus 1

5, rue Henri Desbruères

91030 Evry Cedex, France

St. Louis, Missouri 63103

Fax. No: 33 1 60 87 59 09

Attn: Khalil Arar

ARTICLE XI

INDEPENDENT CONTRACTOR

11.1	The relationship of the parties under this Agreement is that of the independent contractors and not as agents of each other or parties or joint venturers, and neither party shall have the power to bind the other in any way with respect to any obligation to any third party unless a specific power of attorney is provided for such purpose. Each party shall be solely responsible for its own employees and operations.

ARTICLE XII

FORCE MAJEURE

12.1	Neither party shall be liable to the other for failure to perform its obligations under this Agreement where such failure is caused by strikes, fires, hurricanes, embargoes, any governmental act or regulation, acts of God, acts of war, insurrection, riot or civil disturbance, or any other cause not under the control of the defaulting party. If any event of force majeure should occur, the affected party shall promptly give notice thereof to the other party, and the affected party shall use its best effort to cure or correct any such event of force majeure.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ARTICLE XIII

MISCELLANEOUS

13.1	Should one of the provisions of this Agreement become or prove to be null and void, such will be without effect on the validity of this Agreement as a whole. Both parties will, however, endeavor to replace the void provision by a valid one that in its economic effect is most consistent with the void provision. Both parties must agree to any such replacement provision in writing.

13.2	This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri without regard to principles of conflicts of laws.

13.3	This Agreement constitutes the entire understanding between the parties regarding the subject matter hereof and no party has relied on any representation not expressly set forth or referred to in this Agreement.

13.4	Each party hereto agrees to executed, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

13.5	The waiver by either party of a breach of any provision contained herein shall be in writing and shall in no way be construed as a waiver of any succeeding breach of such provision or the waiver of the provision itself.

IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this Agreement to be executed in duplicated originals.

SIGMA-ALDRICH, INC.		RainDance Technologies, Inc.

By:	/s/ Theresa S. Creasey	By:	/s/ Christopher McNary
Name:	Theresa S. Creasey	Name:	Christopher McNary
Title:	VP Operations & Marketing	Title:	President & CEO

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT C

PRICE, TAT & FORECAST

1)	Oligo Design and Synthesis forecast

a.	2009: [****]

b.	2010: [****]

c.	2011: [****]

2)	Turnaround Time (“TAT”) of the manufacturing of primers (does not include the design TAT)

a.	[****]

b.	[****]

c.	[****]

3)	Pricing

a.	[****] per [****]

b.	Additional Services: RainDance Technologies may request additional services which may include custom formatting, preparation of custom buffers, etc. Any additional services will be priced at the time of the request.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT D

VENDOR QUALITY AGREEMENT

Scope:	Exhibit D is a component of the supplier support agreement and serves to cover the delivery of Quality and Compliance.

General:	Sigma Custom Products remains bound by all applicable Raindance Technologies, and regulatory requirements, and is responsible for ensuring its compliance routinely.

Sigma Custom Products shall have a documented quality system for managing all activities related to handling of Raindance Technologies Product.

Quality:	Sigma Custom Products shall process products in accordance with specifications and directions agreed by Raindance Technologies as listed in a product-specific Process Request Record or similar specification document, as set forth in Exhibit “A” (Excluding DNA Sequences).

Sigma Custom Products will maintain any additional needed technical description of processing parameters in a product-specific Sigma Custom Products Process Specification Sheet or for the purposes of maintaining change control, Sigma can list the procedure numbers and titles of the applicable SOP’s used to produce product.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Sigma Custom Products will perform the qualifications, operation and maintenance of process equipment, calibration of process monitoring equipment, training of operating personnel, and in accordance with Sigma’s established quality system.

Sigma Custom Products shall grant access for inspection/audit of its facilities, its Quality System and its production/inspection/test processes used for the production of Raindance Technology product.

Sigma Custom Products shall inform Raindance Technologies in advance of any proposed changes to production processes and inspection procedures that directly impact Raindance Technology’s products. Sigma Custom Products will obtain written approval from Raindance Technologies prior to implementing agreed upon changes.

Documentation:	Product Design Records (Design History Files) and/or Technical File/Design Dossiers:

The Sigma Custom Products shall provide to Raindance Technologies all necessary production process, inspection/test procedures, test data, labeling and other information as needed to prepare the Design History File Technical File/Design Dossier for Raindance Technology product.

Quality System Records:

For Sigma Custom Products produced product, the Sigma Custom Products shall maintain all Quality System records (general procedures and documentation of activities not specific to a product) for Raindance Technology product for a period of time consistent with Sigma Custom Products documented procedure. Sigma Custom Products shall provide documentation and/or records to Raindance Technology upon request.

Record Retention:

Sigma Custom Products shall maintain this documentation for a minimum period of 2 years unless otherwise requested.

Feedback:	Sigma Custom Products shall inform Raindance Technologies of any complaints concerning Raindance Technologies product that it may receive. As appropriate, Raindance Technologies shall inform Sigma Custom Products of complaint information relevant to Sigma Custom Products’s production/inspection processes.

Sigma Custom Products shall investigate, determine appropriate Sigma Custom Products corrective action and inform Raindance Technologies in writing.

Process:	The table below depicts the processes/services performed by Sigma Custom Products

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Process/Service	Description

Review of customer requirements	Review design goals and design output sequences

Process development	Design of custom processes used to produce & package RainDance Technologies’ products

Receiving	Receiving of supplies and raw materials into vendor’s facility

Manufacture	Synthesis and processing of product

Inventory Management	Storage of product retains

Packaging	Dispensing of product into containers suitable for shipping

Labeling	Labeling of product containers

Product Release & Shipping	Final quality control approval and physical shipment of product through shipping services

Inventory Management:	Sigma Custom Products will perform Inventory Management activities, such as transactions, physicals, reporting, and environmental monitoring.

[****]

Sigma Custom Products shall maintain procedures detailing applicable activities regarding inventory practices.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Packaging:	Sigma Custom Products will perform packaging activities for custom synthetic oligonucleotide solutions in designated packaging

Sigma Custom Products shall avoid rework that could compromise the primary package and shall minimize repacking (secondary level) wherever possible.

Sigma Custom Products shall have a documented system for managing packaging/repackaging operations and shall ensure that this system is employed on a continuing basis. Packaging materials, which contain labeling, shall be properly controlled to prevent mix-ups.

Labeling:	Sigma Custom Products shall have a documented system for managing labeling/re-labeling operations and shall ensure that this system is employed on a continuing basis.

Shipping:	Sigma Custom Products shall prepare and ship product according to established procedures. Sigma Custom Products shall record and maintain shipping transactions.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Amendment 1 to Supply Agreement

This Amendment 1 is between RainDance Technologies, Inc. (“Buyer”) and Sigma-Genosys of Texas, LLC (“SIGMA”)

WHEREAS, Buyer and SIGMA entered into a Supply Agreement effective February 24,2009 (the “Supply Agreement”), and

WHEREAS, Buyer and SIGMA desire to extend and amend the Supply Agreement. NOW, THEREFORE, Buyer and SIGMA agree as follows:

1.	Defined terms used and not defined herein shall have the meanings ascribed to them in the Supply Agreement.

2.	The effective date of this Amendment 1 is February 24, 2012 (“Amendment 1 Effective Date”).

3.	Each reference in the Agreement and this Amendment 1, to “Sigma-Aldrich Inc.” and SIGMA shall be deemed to instead refer to “Sigma-Genosys of Texas, LLC,” and Sigma-Genosys of Texas, LLC hereby assumes all rights, duties and obligations of Sigma-Aldrich Inc. under the Agreement and this Amendment 1 as if an original party thereto. Each party hereto acknowledges and agrees that this Amendment 1 shall constitute a novation of the obligations of Sigma-Aldrich Inc. under the Agreement and this Amendment 1. Buyer recognizes Sigma-Genosys of Texas, LLC as the successor in interest in and to all of Sigma-Aldrich Inc.’s rights, duties and obligations under the Agreement and this Amendment 1.

4.	The Supply Agreement is amended as follows:

a.	As of the Effective Date, Section 1.5 is hereby deleted in its entirety and replaced with: “Term” shall have the meaning set forth in Section 7.1.”

b.	As of the Amendment 1 Effective Date, Section 2.1 is hereby amended by deleting the first sentence and replacing it with the following:

“Orders for Oligonucleotide synthesis will be placed by Buyer according to the process described in Exhibit B.”

c.	As of the Effective Date, Section 2.8 is hereby deleted in its entirety and replaced by the following:

“Except as provided for under Section 4.5 regarding SIGMA’s indemnification obligations for third party claims, the remedies described in Sections 2.5,2.6 and 2,7 shall be Buyer’s sole remedy and SIGMA’s only liability to Buyer hereunder with respect thereto.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

d.	As of the Amendment 1 Effective Date, Sections 3.1 through and including 3.7 are hereby deleted in their entirety and replaced with the following:

3.1	The purchase price to be paid by Buyer for the Product is set forth in Exhibit C. The parties may [****] from time to time in accordance with Exhibit C.

3.2	By the [****] of [****], Buyer shall provide to [****] which shall [****] the [****] and the [****].

3.3	Buyer shall make payments to SIGMA for the purchase price of Product within [****] after delivery thereof.”

3.4	Buyer shall [****]. For clarity, Buyer [****].

e.	As of the Effective Date, Section 6.1 is hereby amended by adding the following new paragraph at the end of the section:

“For clarity, Confidential Information disclosed pursuant to Section 6,1(e) and is subject to a protective order or other confidential treatment shall remain Confidential Information hereunder. Further, prior to disclosing Confidential Information pursuant to Section 6.1(e), the receiving party will give the disclosing party prompt written notice of the relevant regulation or process and the receiving party shall take all reasonable and lawful actions to avoid or minimize the degree of disclosure. The receiving party will reasonably cooperate with the disclosing party in any efforts to seek a protective order or other confidential treatment.”

f.	As of the Effective Date, Section 7.1 is hereby deleted in its entirety and replaced with the following:

“Subject to earlier termination in accordance with this Section 7, the initial term of this Agreement shall be for a period of [****] and the term shall automatically extend for successive [****] thereafter unless either party provides written notice of non-renewal at least thirty (30) days prior to the expiration of the then current term (the “Term”).”

g.	As of the Amendment 1 Effective Date, Section 10.1 is hereby amended by replacing Buyer’s address with the following address for the purpose of notices:

“If to Buyer:

RainDance Technologies, Inc.

44 Hartwell Avenue

Lexington, MA 02421

Attn: Chief Executive Officer

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

And send a copy to:

RainDance Technologies, Inc.

44 Hartwell Avenue

Lexington, MA 02421

Attn: Senior Vice President, Operations”

h.	For purposes of all orders placed on after the Amendment 1 Effective Date, (i) Exhibits A, B and C originally attached to the Supply Agreement are deleted in their entirety and replaced with Exhibits A, B, and C attached to this Amendment 1.

i.	As of the Amendment 1 Effective Date, Exhibit D is hereby amended as follows:

i.	The first sentence in the “Feedback” section is deleted, and

ii.	The phrase “Review design goals and design output sequences” at row 1 (under the column titles), column 2 of the table in the “Process” section is replaced with the phrase “Review purchase orders and RainDance Technologies provided design sequences”.

j.	As of the Effective Date, all references to “Sigma Custom Products” in Exhibit D shall be deemed to be references to Sigma-Genosys of Texas, LLC.

5.	Except as expressly set forth herein, all other terms and conditions of the Supply Agreement shall remain unchanged and continue in full force and effect. This Amendment 1 amends and is hereby made a part of the Supply Agreement.

6.	This Amendment 1 may be signed in counterparts, each of which shall be deemed an original and all of which together shall constitute one agreement. Facsimile or pdf image signatures shall be treated as original signatures.

IN WITNESS WHEREOF, each party has caused this Amendment 1 to be executed by its duly authorized representative as of the Amendment 1 Effective Date.

RAINDANCE TECHNOLOGIES, INC.		SIGMA-GENOSYS OF TEXAS, LLC

By:	/s/ S. Roopom Banerjee	By:	/s/ Theresa S. Creasey
S. Roopom Banerjee		Print Name: Theresa S. Creasey
President and Chief Executive Officer		Title: Vice President, Sigma Custom Products

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT C

PRICE, TAT & FORECAST

1)	Turnaround Time (“TAT”) of the manufacturing primers. The term “Turnaround Time” shall mean the number of business days from the day of order receipt by SIGMA to the day of shipment to Buyer.

SINGLEPLEX

# of amplicons (low)	# of amplicons (high)	# of aligos (low)	# of oligos (high)	TAT (<2 orders w/in 24 hr)
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

MULTIPLEX

# of amplicons (low)	# of amplicons (high)	# of oligos (low)	# of oligos (high)	TAT (<2 orders w/in 24 hr)
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

2)	Pricing

Subject to the remainder of this paragraph, the pricing set forth below shall be binding for [****]. Ninety (90) days prior to the end of the then-current pricing term, the parties shall meet to discuss future pricing, and if applicable, whether the Term of the Agreement will continue. The parties intend to agree on pricing for subsequent years prior to expiration of the then-current pricing. In the event that the parties do not agree on such revised pricing, the current pricing will be increased or decreased, as applicable, by [****].

Example: If the parties cannot agree on pricing for the period beginning on [****]. The change was calculated as follows:

[****]

[****]

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Standard pricing for custom and defined content libraries (Price per base):

[****]

[****]

[****]

[****]

[****]

Pricing for large scale synthesis runs:

1.	SIGMA and RDT intend to initiate a new pricing program for those opportunities that allow for larger synthesis scale to be utilized. The pricing program is called MegaDx. The following pricing is documented as initial pricing. [****]

2.	Programs that qualify for MegaDx pricing require that RDT provide SIGMA with a firm PO for the full quantity. Shipment of product from SIGMA to RDT will be spread over [****].

See charts on following pages.

[Intentionally Blank to Bottom of Page]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.